                       AMENDMENT TO CONTRIBUTION AGREEMENT

        AMENDMENT TO CONTRIBUTION AGREEMENT (this "Agreement") made as of this 3rd day of November, 2003 by and among FIREHOUSE REALTY CORP., a Pennsylvania corporation ("Firehouse"), REED DEVELOPMENT ASSOCIATES, INC., a Pennsylvania corporation ("Reed"), SOUTH RIVER VIEW PLAZA, INC., a Pennsylvania corporation ("South"), RIVER VIEW DEVELOPMENT CORP., a Pennsylvania corporation ("Development"), RIVERVIEW COMMONS, INC., a Pennsylvania corporation ("Commons"; and together with Firehouse, Reed, South and Development, the "Owners", or each individually, an "Owner") and CSC-RIVERVIEW LLC ("Cedar").

                               W I T N E S S E T H

        WHEREAS, the Owners and Cedar are parties to that certain Contribution Agreement, dated as of October 2, 2003, between Owners and Cedar;

        WHEREAS, the Owners and Cedar desire to modify the Contribution Agreement as hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1. Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Contribution Agreement.

        2. Section 1.3 of the Contribution Agreement is hereby omitted in its entirety.

        3. The Owner's Loan shall be made by Cedar Lender LLC, an affiliate of Cedar, rather than by Cedar.

        4. Except as expressly modified hereby, the Contribution Agreement remains in full force and effect.

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        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                     FIREHOUSE REALTY CORP.

                                     By:   /s/ Bart Blatstein
                                           -------------------------------------
                                           Name:    Bart Blatstein
                                           Title:   President

                                     RIVER VIEW DEVELOPMENT CORP.

                                     By:   /s/ Bart Blatstein
                                           -------------------------------------
                                           Name:    Bart Blatstein
                                           Title:   President

                                     SOUTH RIVER VIEW PLAZA, INC.

                                     By:   /s/ Bart Blatstein
                                           -------------------------------------
                                           Name:    Bart Blatstein
                                           Title:   President

                                     REED DEVELOPMENT ASSOCIATES, INC.

                                     By:   /s/ Bart Blatstein
                                           -------------------------------------
                                           Name:    Bart Blatstein
                                           Title:   President

                                     RIVERVIEW COMMONS, INC.

                                     By:   /s/ Bart Blatstein
                                           -------------------------------------
                                           Name:    Bart Blatstein
                                           Title:   President

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                                     CSC-RIVERVIEW LLC

                                     By:   CEDAR SHOPPING CENTERS
                                           PARTNERSHIP, L.P., ITS MEMBER

                                           By:   CEDAR SHOPPING CENTERS, INC.,
                                                 ITS GENERAL PARTNER

                                           By:   /s/ Brenda J. Walker
                                                 -----------------------------
                                                 Name:  Brenda J. Walker
                                                 Title: Vice President